Virtus Conservative Allocation Strategy Fund

and Virtus Growth Allocation Strategy Fund,

each a series of Virtus Asset Trust

Supplement dated October 5, 2018 to the Summary Prospectuses,

Statutory Prospectus and Statement of Additional Information,

each dated July 23, 2018, as supplemented

THIS SUPPLEMENT SUPERCEDES THE SUPPLEMENTS DATED SEPTEMBER 25, 2018 AND OCTOBER 3, 2018 TO THE ABOVE-REFERENCED PROSPECTUSES AND SAI. THIS SUPPLEMENT REVISES CERTAIN DATES IN THE EARLIER SUPPLEMENTS.

Important Notice to Investors

On September 19, 2018, the Board of Trustees of the Virtus Asset Trust voted to liquidate the Virtus Conservative Allocation Strategy Fund and Virtus Growth Allocation Strategy Fund (the “Funds”). Based on the recommendation of management, the Trustees determined that liquidation is in the best interest of the shareholders and voted to direct the mandatory redemption of all shares of the Funds. Effective November 7, 2018, the Funds will be closed to new investors and additional investor deposits. The Funds’ investments may be sold in advance of the Funds being closed to new investors and additional investor deposits.

On or about November 13, 2018 (the “Liquidation Date”), each of the Funds will be liquidated at its net asset value. Prior to such time, shareholders may exchange their shares of the Funds for shares of the same class of any other Virtus Mutual Fund. Shareholders may also redeem their shares at any time prior to the Funds’ liquidation on the Liquidation Date. There will be no fee or sales charges associated with exchange or redemption requests.

Any shares not exchanged or redeemed by the close of business on the Liquidation Date will be redeemed and the account value distributed to shareholders, except shares held in BNY Mellon IS Trust Company custodial accounts, which will be exchanged for shares of the Virtus Newfleet Low Duration Income Fund. Shareholders with BNY Mellon IS Trust Company custodial accounts should consult the prospectus for the Virtus Low Duration Income Fund for information about that fund.

Because the exchange or redemption of your shares could be a taxable event, we suggest you consult with your tax advisor prior to the Funds’ liquidation.

Investors should retain this supplement with the Prospectuses and

Statement of Additional Information for future reference.

VAT 8622/CAS&GASFundsClosing2 (10/2018)